UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 30, 2008
Commission file number 1-10948
OFFICE DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)
(561) 438-4800
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Attached hereto as Exhibit 99.1.1 and incorporated by reference herein is Office Depot, Inc.’s news release dated July 30, 2008, announcing its financial results for its fiscal second quarter 2008. This release also contains forward-looking statements relating to Office Depot’s fiscal year 2008.
This information is furnished pursuant to Item 2.02 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 7.01	REGULATION FD DISCLOSURE
The latest Investor Relations presentation that management of Office Depot, Inc. (the “Company”) intends to cover in any meetings with shareholders during the quarter is attached to this Current Report on Form 8-K as Exhibit 99.1.2. The presentation provides an overview of the Company, perspective on the office supply market and the Company’s operating results for the quarter ended July 30, 2008. In addition, the presentation provides information on strategy, action plans and outlook. The Company will also post the attached materials on its web site ( www.OfficeDepot.com) located in the Investor Relations section of that site.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99.1.1 News release of Office Depot, Inc. issued on July 30, 2008.
Exhibit 99.1.2 Presentation Materials for Investor Relations Conferences for Office Depot, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.
Date: July 30, 2008	By:	/S/ ELISA D. GARCIA C.
Elisa D. Garcia C.
Executive Vice President, General Counsel and Corporate Secretary

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